PROSPECTUS SUPPLEMENT	Filed Pursuant to Rule 497(e)

(To Prospectus dated April 3, 2009)	Registration Statement No. 333-143009

The Gabelli Global Gold, Natural Resources & Income Trust

Up to 450,000 Common Shares of Beneficial Interest

The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund,” “we,” or “our”) has entered into a sales agreement with Gabelli & Company, Inc. (the “Sales Manager”) relating to the common shares of beneficial interest, par value $0.001 per share, (“common shares”) offered by this prospectus supplement and the accompanying prospectus. In accordance with the terms of the sales agreement, we may offer and sell up to 450,000 of our common shares from time to time through the Sales Manager, as our agent for the offer and sales of the common shares. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may not sell any common shares at a price below the current net asset value of such common shares, exclusive of any distributing commission or discount. The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”). An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s objectives will be achieved.

Our common shares are listed on the NYSE Amex (the “NYSE”) under the symbol “GGN.” As of June 25, 2009, the last reported sale price for our common shares on the NYSE was $13.70 per share. As of June 25, 2009, the net asset value per share for our common shares was $13.23. Our 6.625% Series A Cumulative Preferred Shares are also listed on the NYSE under the symbol “GGN PrA.”

Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “1933 Act”), including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange.

The Sales Manager will be entitled to compensation at a commission rate of up to 2.50% of the gross sale price per share of any common shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and the Sales Manager from time to time. In connection with the sale of the common shares on our behalf, the Sales Manager may be deemed to be an “underwriter” within the meaning of the 1933 Act and the compensation of the Sales Manager may be deemed to be underwriting commissions or discounts.

The Sales Manager is not required to sell any specific number or dollar amount of common shares, but will use its reasonable efforts to sell the common shares offered by this prospectus supplement. There is no arrangement for common shares to be received in an escrow, trust or similar arrangement. The offering of common shares pursuant to the sales agreement will terminate upon the earlier of (i) the sale of all common shares subject to the sales agreement and (ii) the termination of the sales agreement by either the Sales Manager or the Fund.

Investing in our securities involves certain risks. You could lose some or all of your investment. See “Risk Factors and Special Considerations” beginning on page S-7 of this prospectus supplement and page 24 of the accompanying prospectus. You should consider carefully these risks together with all of the other information contained in this prospectus supplement and the accompanying prospectus before making a decision to purchase our securities.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Gabelli & Company, Inc.

June 26, 2009

This prospectus supplement, together with the accompanying prospectus, sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this prospectus supplement and the accompanying prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus supplement, the accompanying prospectus and the Statement of Additional Information are part of a “shelf” registration statement that the Fund filed with the SEC. This prospectus supplement describes the specific details regarding this offering, including the method of distribution. If information in this prospectus supplement is inconsistent with the accompanying prospectus or the statement of additional information, you should rely on this prospectus supplement. A Statement of Additional Information, dated April 3, 2009, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus supplement and accompanying prospectus. You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 57 of this prospectus, request other information about the Fund and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction in which the offer or sale is not permitted. You should not assume that the information contained in this prospectus supplement and the accompanying prospectus is accurate as of any date other than the date of this prospectus supplement and the accompanying prospectus, respectively.

In this prospectus supplement and in the accompanying prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Global Gold, Natural Resources & Income Trust.

Prospectus Supplement

CAPITALIZATION

We may offer and sell up to 450,000 of our common shares from time to time through the Sales Manager as our agent for the offer and sale of the common shares under this prospectus supplement and the accompanying prospectus. There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. The table below assumes that we will sell 450,000 common shares, at a price of $13.70 per share (the last reported sale price per share of our common shares on the NYSE on June 25, 2009). Actual sales, if any, of our common shares under this prospectus supplement and the accompanying prospectus may be less than as set forth in the table below. In addition, the price per share of any such sale may be greater or less than $13.70, depending on the market price of our common shares at the time of any such sale. To the extent that the market price per share of our common shares on any given day is less than the net asset value per share on such day, we will instruct the Sales Manager not to make any sales on such day.

The following table sets forth the audited capitalization of the Fund as of December 31, 2008, and its adjusted capitalization assuming the common shares offered in this prospectus supplement had been issued.

	As of December 31, 2008
	Actual	As Adjusted

Preferred shares, $0.001 par value per share, unlimited shares authorized. (The “Actual” column reflects the Fund’s outstanding capitalization of 3,957,475 shares of Series A Preferred, $25 liquidation preference per share as of December 31, 2008; the “As adjusted” column reflects the outstanding capitalization of 3,955,687 shares of Series A Preferred, $25 liquidation preference per share as of June 25)	98,936,875	98,892,175
Shareholders’ equity applicable to common shares:
Common shares, $0.001 par value per share; unlimited shares authorized. (The “Actual” column reflects the Fund’s outstanding capitalization of 18,303,157 shares as of December 31, 2008; the “As adjusted” column assumes the issuance of 3,354,400 shares and outstanding capitalization of 21,657,557 shares)	18,303	21,658
Paid-in surplus*	326,216,767	372,371,847
Accumulated distributions in excess of net investment income	5,198,194	5,198,194
Accumulated net realized gain	(31,870,376)	(31,870,376)
Net unrealized depreciation	(109,453,567)	(109,453,567)

Net assets applicable to common shares	190,109,321	236,267,756
Liquidation preference of preferred shares	98,936,875	98,892,175

Net assets, plus the liquidation preference of preferred shares	289,046,196	335,159,931

*	As adjusted paid-in surplus reflects a deduction for the estimated underwriting discounts of 1,190,344 and estimated offering expenses of common share offerings borne by the Fund of $265,000; such offering expenses include the expenses borne by the Fund for this offering and for common shares offered by the Fund in the fiscal year ending December 31, 2009.

TABLE OF FEES AND EXPENSES

The following tables are intended to assist you in understanding the various costs and expenses directly or indirectly associated with investing in our common shares as a percentage of net assets attributable to common shares. Amounts are for the current fiscal year after giving effect to anticipated net proceeds of the offering, assuming that we incur the estimated offering expenses, including preferred share offering expenses.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	2.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.23%
Dividend Reinvestment Plan Fees	None (1)

	Percentage of Net Assets
	Attributable to Common Shares

Annual Expenses
Management Fees	1.34	% (2)
Interest on Borrowed Funds	None
Other Expenses	0.66	% (2)

Total Annual Expenses	2.00	% (2)

(1)	You will be charged a $1.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(2)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets, with no deduction for the liquidation preference of any outstanding preferred shares. Consequently, in as much as the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares are higher than if the Fund did not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$45	$86	$130	$252

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

Sales of our common shares, if any, under this prospectus supplement and the accompanying prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the 1933 Act, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common shares under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of our common shares at the time of any such sale. As a result, the actual net proceeds we receive may be more or less than the amount of net proceeds estimated in this prospectus supplement. Assuming the sale of all of our common shares offered under this prospectus supplement and the accompanying prospectus, at the last reported sale price of $13.70 per share for our common shares on the NYSE as of June 25, 2009, we estimate that the net proceeds of this offering will be approximately $6,005,875 after deducting the estimated underwriting discount and our estimated offering expenses.

The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.

PRICE RANGE OF COMMON SHARES

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

			Corresponding		Corresponding
			Net Asset Value		Premium or Discount
	Market Price		(“NAV”) Per Share		as a% of NAV
Quarter Ended	High	Low	High	Low	High	Low

March 31, 2005	$20.01	$20.00	$19.06	$19.06	4.98%	4.93%
June 30, 2005	20.05	18.03	19.06	18.68	5.19	−3.48
September 30, 2005	21.93	19.80	21.60	19.78	1.53	0.10
December 31, 2005	21.81	20.22	21.03	20.11	3.71	0.55
March 31, 2006	23.90	21.45	22.99	21.75	3.96	−1.38
June 30, 2006	23.93	19.98	24.56	20.62	−2.57	−3.10
September 30, 2006	22.89	21.15	23.90	21.40	−4.23	−1.17
December 31, 2006	24.77	21.00	24.14	21.11	2.61	−0.52
March 31, 2007	26.74	22.92	25.10	22.81	6.53	0.48
June 30, 2007	27.81	25.20	25.88	26.61	7.46	−5.30
September 30, 2007	28.30	21.71	28.22	22.91	0.28	−5.24
December 31, 2007	29.54	25.82	29.51	28.08	0.10	−8.05
March 31, 2008	30.87	25.90	31.69	27.76	−2.59	−6.70
June 30, 2008	30.61	26.30	33.50	29.29	−8.63	−10.21
September 30, 2008	30.30	19.62	32.13	19.65	−5.70	−0.14
December 31, 2008	19.99	7.90	18.53	7.32	7.88	7.92
March 31, 2009	16.45	12.21	10.54	9.69	56.07	26.01
June 30, 2009 (period from April 1, 2009 through June 25, 2009)	15.95	12.80	14.38	10.95	10.92	16.90

The last reported price for our common shares on June 25, 2009 was $13.70 per share. As of June 25, 2009, the net asset value per share for our common shares was $13.23 per share.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investing in our common shares involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing in our common shares you should consider carefully the risk factors described in the accompanying prospectus in addition to the risk factors described in this prospectus supplement.

Recent Events

The U.S. and global capital markets have been experiencing extreme volatility and disruption for more than 12 months and we believe that the U.S. and many other economies have entered into a period of recession. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, and have resulted in illiquidity in parts of the capital markets. In addition, many sectors of the stock markets, including those in which we concentrate, have suffered sharp declines in price. We believe these conditions may continue for a prolonged period of time and may worsen in the future. These conditions have had, and may continue to have, an adverse effect on our business, financial condition, and results of operations. Unfavorable economic conditions also could impair our ability to execute our investment strategies.

Purchase at a Premium to Net Asset Value

Our common shares have recently been trading at a substantial premium to net asset value per share which may not be sustainable. If our common shares are trading at a premium to net asset value at the time you purchase shares, you will experience an immediate reduction in the net asset value of the shares you purchase in comparison to the market price of the shares. Please see “Price Range of Common Shares” on page S-6 for further information about our historical share prices and premium or discount to net asset value.

PLAN OF DISTRIBUTION

Under the sales agreement among the Fund, the Investment Adviser and the Sales Manager, upon written instructions from the Fund, the Sales Manager will use its commercially reasonable efforts consistent with its sales and trading practices, to solicit offers to purchase the common shares under the terms and subject to the conditions set forth in the sales agreement. The Sales Manager’s solicitation will continue until we instruct the Sales Manager to suspend the solicitations and offers. We will instruct the Sales Manager as to the amount of common shares to be sold by the Sales Manager. We may instruct the Sales Manager not to sell common shares if the sales cannot be effected at or above the price designated by the Fund in any instruction. We or the Sales Manager may suspend the offering of common shares upon proper notice and subject to other conditions.

The Sales Manager will provide written confirmation to the Fund not later than the opening of the trading day on the NYSE following the trading day on which common shares are sold under the sales agreement. Each confirmation will include the number of shares sold on the preceding day, the net proceeds to the Fund and the compensation payable by the Fund to the Sales Manager in connection with the sales.

We will pay the Sales Manager commissions for its services in acting as agent in the sale of common shares. The Sales Manager will be entitled to compensation at a commission rate of up to 2.5% of the gross sale price per share of any common shares sold under the sales agreement, with the exact amount of such compensation to be mutually agreed upon by the Fund and the Sales Manager from time to time.

There is no guaranty that there will be any sales of our common shares pursuant to this prospectus supplement and the accompanying prospectus. Actual sales, if any, of our common shares under this prospectus supplement and the accompanying prospectus may be less than as set forth in this paragraph. In addition, the price per share of any such sale may be greater or less than the price set forth in this paragraph, depending on the market price of our common shares at the time of any such sale. Assuming 450,000 of our common shares offered hereby are sold at a market price of $13.70 per share (the last reported sale price for our common shares on the NYSE on June 25, 2009), we estimate that the total expenses for this offering, including compensation payable to the Sales Manager under the terms of the sales agreement, would be approximately $159,125.

Settlement for sales of common shares will occur on the third trading day following the date on which such sales are made, or on some other date that is agreed upon by the Fund and the Sales Manager in connection with a particular transaction, in return for payment of the net proceeds to the Fund. There is no arrangement for funds to be received in an escrow, trust or similar arrangement.

In connection with the sale of the common shares on our behalf, the Sales Manager may, and will with respect to sales effected in an “at the market offering”, be deemed to be an “underwriter” within the meaning of the 1933 Act, and the compensation of the Sales Manager may be deemed to be underwriting commissions or discounts. We have agreed to provide indemnification and contribution to the Sales Manager against certain civil liabilities, including liabilities under the 1933 Act.

The offering of our common shares pursuant to the sales agreement will terminate upon the earlier of (i) the sale of all common shares subject the sales agreement or (ii) termination of the sales agreement. The sales agreement may be terminated by the Fund in our sole discretion under the circumstances specified in the sales agreement by giving notice to the Sales Manager. In addition, the Sales Manager may terminate the sales agreement under the circumstances specified in the sales agreement by giving notice to the Fund.

The principal business address of the Sales Manager is Gabelli & Company, Inc., One Corporate Center, Rye, New York, 10580-1422.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, counsel to the Fund in connection with the offering of the common shares.

Base Prospectus dated April 3, 2009
PROSPECTUS

$350,000,000

The Gabelli Global Gold, Natural Resources & Income Trust

Common Shares of Beneficial Interest
Preferred Shares of Beneficial Interest

Investment Objectives.  The Gabelli Global Gold, Natural Resources & Income Trust (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”). An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s objectives will be achieved.

Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world and under normal conditions will invest at least 40% of its assets in the securities of issuers located in at least three countries other than the U.S. As part of its investment strategy, the Fund intends to generate gains through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it generates gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. See “Investment Objectives and Policies.”

We may offer, from time to time, in one or more offerings, our common shares or preferred shares, each having a par value of $0.001 per share. Shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares.

Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares. Our common shares are listed on the NYSE Amex (“NYSE”) under the symbol “GGN.” Our 6.625% Series A Cumulative Preferred Shares are listed on the NYSE under the symbol “GGN PrA.” On April 2, 2009, the last reported sale price of our common shares was $15.17. The net asset value of the Fund’s common shares at the close of business on April 2, 2009 was $11.53 per share. Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s shares involves risks. See “Risk Factors and Special Considerations” on page 24 for factors that should be considered before investing in shares of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of shares by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the shares, and retain it for future reference. A Statement of Additional Information, dated April 3, 2009, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 57 of this prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

Our shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus.

i

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this prospectus and the Statement of Additional Information, dated April 3, 2009 (the “SAI”).

The Fund

The Gabelli Global Gold, Natural Resources & Income Trust is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware. Throughout this prospectus, we refer to The Gabelli Global Gold, Natural Resources & Income Trust as the “Fund” or as “we.” See “The Fund.”

The Offering

We may offer, from time to time, in one or more offerings, our common or preferred shares, $0.001 par value per share. The shares may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per share of our common shares will not be less than the net asset value per share of our common shares at the time we make the offering, exclusive of any underwriting commissions or discounts. You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our shares. Our shares may be offered directly to one or more purchasers, through agents designated from time to time by us or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. We may not sell any of our shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our shares. Our common shares are listed on the NYSE Amex (“NYSE”) under the symbol “GGN.” Our 6.625% Series A Cumulative Preferred Shares are listed on the NYSE under the symbol “GGN PrA.” On April 2, 2009, the last reported sale price of our common shares was $15.17. The net asset value of the Fund’s common shares at the close of business on April 2, 2009 was $11.53 per share.

Investment Objectives and Policies

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective.

Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold and natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities (“Gold Companies”). In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers (“Natural Resources Companies”). The Fund may invest in the securities of companies located anywhere in the world and under normal market conditions will invest at least 40% of its assets in the securities of issuers located in at least three countries other than the U.S.

Principally engaged, as used in this prospectus, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to the indicated businesses. An issuer will be treated as being located outside the U.S. if it is either organized or headquartered outside of the U.S. and has a substantial portion of its operations or sales outside the U.S. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, including exchange-traded funds, securities of issuers subject to reorganization, derivative instruments, debt (including obligations of the U.S. Government) and money market instruments. As part of its investment strategy, the Fund intends to generate gains through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), but may, in amounts up to 15% of the Fund’s assets, consist of writing uncovered call options on securities not held by the Fund, indices comprised of Gold Companies or Natural Resources Companies or exchange traded funds comprised of such issuers and put options on securities in its portfolio. When the Fund sells a call option, it generates gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. When the Fund sells a put option, it generates gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option. See “Investment Objectives and Policies.”

There is a risk that the Fund may generate losses as a result of its option strategy. See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Option Transactions.”

The Fund is not intended for those who wish to exploit short-term swings in the stock market.

The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield as well as capital gains potential and that allow the Fund to earn possible gains from writing covered calls on such stocks.

Preferred Shares and Borrowings

On October 16, 2007, the Fund completed the placement of $100 million of Cumulative Preferred Shares (“Preferred Shares”) consisting of 4 million shares designated as Series A and paying dividends of an annual rate equal to 6.625% of liquidation preference. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund may issue additional series of preferred shares or borrow money to leverage its investments. If the Fund’s Board of Trustees (the “Board of Trustees”, each member of the Board of Trustees individually a “Trustee”) determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize such leverage, the Fund may issue additional series of preferred shares or borrow money. Any preferred shares issued by the Fund will pay distributions either at a fixed rate or at rates that will be reset frequently based on short-term interest rates. Any borrowings may also be at fixed or floating rates. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risks.” The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques.

Dividends and Distributions

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and realized short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its realized capital gains (which is the excess of net long-term capital gains over net short-term capital losses). A portion of the Fund’s distributions on its common shares for 2008 and subsequent periods have included, or have been estimated to include, a return of capital. Any return of capital that is a component of a distribution is not sourced from realized gains of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Various factors will affect the level of the Fund’s income, such as its asset mix and use of covered call strategies. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. Because the Fund’s distribution policy may be changed by the Board of Trustees at any time and the Fund’s income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See “Dividends and Distributions.”

Investment company taxable income (including dividend income) and capital gain distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless a shareholder elects to receive cash or the shareholder’s broker does not provide reinvestment services. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

Use of Proceeds

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. See “Use of Proceeds.”

Exchange Listing

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “GGN.” The Fund’s Preferred Shares are listed on the NYSE under the ticker symbol “GGN PrA.” See “Description of the Shares.” Any additional series of fixed rate preferred shares would also likely be listed on a stock exchange.

Market Price of Shares

Common shares of closed-end investment companies often trade at prices lower than their net asset value. Common shares of closed-end investment companies may trade during some periods at prices higher than their net asset value and during other periods at prices lower than their net asset value. The Fund cannot assure you that its common shares will trade at a price higher than or equal to net asset value. The Fund’s net asset value will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Fund. See “Use of Proceeds.”

In addition to net asset value, the market price of the Fund’s common shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors. See “Risk Factors and Special Considerations,” “Description of the Shares” and “Repurchase of Common Shares.”

The common shares are designed primarily for long-term investors, and you should not purchase common shares of the Fund if you intend to sell them shortly after purchase.

Fixed rate preferred shares may also trade at premiums to or discounts from their liquidation preference for a variety of reasons, including changes in interest rates.

Risk Factors and Special Considerations

Risk is inherent in all investing. Therefore, before investing in shares of the Fund, you should consider the risks carefully.

Industry Risks.  The Fund’s investments will be concentrated in each of the gold industry and in the natural resources industries. Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the gold or natural resources industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Gold Companies. Equity securities of Gold Companies may experience greater volatility than companies not involved in the gold industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold. The Investment Adviser’s judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries. Such industries can be significantly affected by supply and demand for the indicated commodities and related services, exploration and production spending, government regulations, world events and economic conditions. The oil, paper, food and agriculture, forestry products, metals and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The stock prices of Natural Resources Companies may also experience greater price volatility than other types of common stocks. Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities. The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Adviser’s judgments about trends in the prices of these securities and commodities may prove to be incorrect. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole. See “Risk Factors and Special Considerations—Industry Risks.”

Supply and Demand Risk.  A decrease in the production of, or exploitation of, gold, gas, oil, paper, food and agriculture, forestry products, metals or minerals or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund’s investments. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices. Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Gold and Natural Resources Companies over the long-term. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Many Gold and Natural Resources Companies are either engaged in the production or exploitation of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Gold and Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Regulatory Risk.  Gold Companies and Natural Resources Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Gold Companies and Natural Resources Companies.

Commodity Pricing Risk.  The operations and financial performance of Gold and Natural Resources Companies may be directly affected by the prices of the indicated commodities, especially those Gold and Natural Resources Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices which may lead to a reduction in production or supply, may also negatively affect the performance of Gold and Natural Resources Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Gold and Natural Resources Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks Associated with Covered Calls and Other Option Transactions.  There are several risks associated with writing covered calls and entering into other types of option transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, resulting in a given transaction not achieving its objectives. In addition, a decision as to whether, when and how to use covered call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline, but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. Reasons for the absence of a liquid secondary market for exchange-traded options include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities may not be adequate to handle current trading volume; or (vi) the relevant exchange could discontinue the trading of options. In addition, the Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. See “Risk Factors and Special Considerations—Risks Associated with Covered Calls and Other Option Transactions.”

Limitation on Covered Call Writing Risk.  The number of covered call options the Fund can write is limited by the number of shares of common stock the Fund holds. Furthermore, the Fund’s covered call options and other options transactions will be subject to limitations established by the exchanges on which such options are traded. As a result, the number of covered call options that the Fund may write or purchase may be affected by options written or purchased by it and other investment advisory clients of the Investment Adviser. See “Risk Factors and Special Considerations—Risks Associated with Covered Calls and Other Option Transactions—Limitation on Covered Call Writing Risk.”

Equity Risk.  Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions. See “Risk Factors and Special Considerations—Equity Risk.”

Foreign Securities Risk.  Because many of the world’s Gold Companies and Natural Resources Companies are located outside of the United States, the Fund may have a significant portion of its investments in securities that are traded primarily in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Such investments involve certain risks not involved in domestic investments. Securities markets in certain foreign countries are not as developed, efficient or liquid as securities markets in the U.S. Therefore, the prices of Foreign Securities may be more volatile. In addition, with respect to these securities, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which could cause the Fund to lose money on its investments in Foreign Securities. See “Risk Factors and Special Considerations—Foreign Securities Risk.”

Emerging Markets Risk.  The Fund may invest without limit in securities of issuers whose primary operations or principal trading market is in an “emerging market.” An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk.  The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies and the risk of currency devaluations. Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency denominated investments. See “Risk Factors and Special Considerations—Foreign Currency Risk.”

Market Discount Risk.  Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses) and stability, net asset value, market liquidity, the relative demand for and supply of the common shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Shares of closed-end funds often trade at a discount from their net asset value and the Fund’s shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after the completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes. See “Risk Factors and Special Considerations—Market Discount Risk.”

Common Stock Risk.  Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons including if the issuer fails to make anticipated dividend payments. Common stock is structurally subordinated as to income and residual value to preferred stock and debt in a company’s capital structure, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. While common stock has historically generated higher average returns over long measurement periods than fixed income securities, common stock has also experienced significantly more volatility in those returns. See “Risk Factors and Special Considerations—Common Stock Risk.”

Convertible Securities Risk.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect. See “Risk Factors and Special Considerations—Convertible Securities Risk.”

Income Risk.  The income shareholders receive from the Fund is expected to be based primarily on income the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments. If the Fund’s covered call strategy fails to generate sufficient income or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline. See “Risk Factors and Special Considerations—Income Risk.”

Distribution Risk for Equity Income Portfolio Securities.  The Fund intends to invest in the shares of issuers that pay dividends or other distributions. Such dividends or other distributions are not guaranteed, and an issuer may forgo paying dividends or other distributions at any time and for any reason. See “Risk Factors and Special Considerations—Distribution Risk for Equity Income Portfolio Securities.”

Special Risks Related to Preferred Securities.  Special risks associated with investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination to debt and other liabilities, illiquidity, limited voting rights and redemption by the issuer. Because the Fund has no limit on its investment in non-cumulative preferred securities, the amount of dividends the Fund pays may be adversely affected if an issuer of a non-cumulative preferred stock held by the Fund determines not to pay dividends on such stock. There is no assurance that dividends or distributions on preferred stock in which the Fund invests will be declared or otherwise made payable. See “Risk Factors and Special Considerations—Special Risks Related to Preferred Securities.”

Interest Rate Risk.  Rising interest rates generally adversely affect the financial performance of Gold Companies and Natural Resources Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk. See “Risk Factors and Special Considerations—Interest Rate Risk.”

Inflation Risk.  Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. See “Risk Factors and Special Considerations—Inflation Risk.”

Illiquid Investments.  Although the Fund expects that its portfolio will primarily be comprised of liquid securities, the Fund may invest up to 15% of its assets in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale. See “Risk Factors and Special Considerations—Illiquid Investments.”

Investment Companies.  The Fund may invest in the securities of other investment companies, including exchange traded funds. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances, holders of the Fund’s common shares will be in effect subject to duplicative investment expenses. See “Risk Factors and Special Considerations—Investment Companies.”

Special Risks of Derivative Transactions.  The Fund may participate in derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. See “Risk Factors and Special Considerations—Special Risks of Derivative Transactions.”

Lower Grade Securities.  The Fund may invest up to 10% of its assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Ratings Services (“S&P”) or “Caa” by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. See “Risk Factors and Special Considerations—Lower Grade Securities.”

Leverage Risk.  The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares.

•	Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund pays (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including additional advisory fees. Holders of preferred shares may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board of Trustees at all times and in the event dividends become in arrears for two full years would have the right to elect a majority of the Trustees until the arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the Investment Company Act of 1940, as amended (the “1940 Act”).

Dependence on Key Personnel.  The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Dependence on Key Personnel.”

Long-Term Objective; Not a Complete Investment Program.  The Fund is intended for investors seeking a high level of current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations—Long-Term Objective; Not a Complete Investment Program.”

Management Risk.  The Fund is subject to management risk because its portfolio is actively managed. The Investment Adviser applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations—Management Risk.”

Portfolio Turnover.  The Fund may have a high turnover ratio which may result in higher expenses and lower after-tax return to shareholders than if the Fund had a lower turnover ratio.

Non-Diversified Status.  As a non-diversified investment company under the 1940 Act, the Fund may invest a greater portion of its assets in a more limited number of issuers than may a diversified fund, and accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company. See “Risk Factors and Special Considerations—Non-Diversified Status.”

Geopolitical Events.  As a result of the terrorist attacks on domestic U.S. targets on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares. See “Risk Factors and Special Considerations—Geopolitical Events.”

Anti-Takeover Provisions.  The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Risk Factors and Special Considerations—Anti-Takeover Provisions” and “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Management and Fees

Gabelli Funds, LLC serves as the Fund’s Investment Adviser and is compensated for its services and its related expenses at an annual rate of 1.00% of the Fund’s average weekly net assets, with no deduction for the liquidation preference of any outstanding preferred shares. Consequently, if the Fund has preferred shares outstanding, the management fee as a percentage of net assets attributable to the common shares will be higher. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See “Management of the Fund.”

Repurchase of Common Shares and Anti-Takeover Provisions

The Fund’s Board of Trustees has authorized the Fund (and the Fund accordingly reserves freedom of action) to repurchase its common shares in the open market when the common shares are trading at a discount of 7.5% or more from net asset value (or such other percentage as the Board of Trustees may determine from time to time). Although the Board of Trustees has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board of Trustees has not established a limit on the number of shares that could be purchased during such period. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.”

Certain provisions of the Fund’s Agreement and Declaration of Trust and By-Laws (collectively, the “Governing Documents”) may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company or to authorize certain transactions between the Fund and a beneficial owner of more than 5% of any class of the Fund’s capital stock. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. The issuance of preferred shares could make it more difficult for the holders of common shares to avoid the effect of these provisions. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent and Dividend Disbursing Agent

The Bank of New York Mellon Corporation (“Mellon”), located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the custodian (the “Custodian”) of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.

American Stock Transfer & Trust Company (“American Stock Transfer”), located at 59 Maiden Lane, New York, New York 10038, serves as the Fund’s distribution disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan and as transfer agent and registrar with respect to the common shares of the Fund.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	3.00%(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	0.19%(1)
Dividend Reinvestment Plan Fees	None(2)

	Percentage of Net
	Assets Attributable
	to Common Shares

Annual Expenses
Management Fees	1.22	%(3)
Interest on Borrowed Funds	None
Other Expenses	0.43	%(3)

Total Annual Expenses	1.65	%(3)

(1)	Estimated maximum amount based on offering of $250 million in common shares. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(2)	You will be charged a $1.00 service charge and pay brokerage charges if you direct the plan agent to sell your common shares held in a dividend reinvestment account.

(3)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets, with no deduction for the liquidation preference of any outstanding preferred shares. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

The following example illustrates the expenses (including the maximum estimated sales load of $30 and estimated offering expenses of $2 from the issuance of $250 million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years

Total Expenses Incurred	$48	$82	$119	$221

* The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months.

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the period presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this prospectus and the SAI. The financial information for the fiscal year ended December 31, 2008 and for each of the preceding fiscal periods presented since inception, has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a share of beneficial interest outstanding throughout each period:

	Year Ended December 31,			Period Ended
	2008	2007	2006	December 31, 2005(e)

Operating Performance:
Net asset value, beginning of period	$29.48	$24.10	$21.99	$19.06	(f)

Net investment income/(loss)	0.10	(0.02)	0.08	0.08
Net realized and unrealized gain/(loss) on investments, swap contracts, securities sold short, written options, and foreign currency transactions	(17.18)	7.61	3.77	4.01

Total from investment operations	(17.08)	7.59	3.85	4.09

Distributions to Preferred Shareholders: (a)
Net investment income	(0.08)	(0.01)	—	—
Net realized gain	(0.28)	(0.07)	—	—

Total distributions to preferred shareholders	(0.36)	(0.08)	—	—

Distributions to Common Shareholders:
Net investment income	(0.13)	(0.15)	—	(0.07)
Net realized gain	(0.48)	(1.78)	(1.74)	(1.09)
Return of capital	(1.07)	—	—	—

Total distributions to common shareholders	(1.68)	(1.93)	(1.74)	(1.16)

Fund Share Transactions:
Increase/(decrease) in net asset value from common share transactions	0.01	0.00 (d)	—	(0.00	)(d)
Increase in net asset value from repurchases of preferred shares	0.01	—	—	—
Offering costs for preferred shares charged to paid-in capital	0.01	(0.20)	—	—

Total fund share transactions	0.03	(0.20)	—	(0.00	)(d)

Net Asset Value, End of Period	$10.39	$29.48	$24.10	$21.99

NAV total return†	(61.59)%	31.47%	18.29%	22.0	%*

Market value, end of period	$13.10	$29.15	$24.60	$21.80

Investment total return††	(50.94)%	27.40%	21.86%	15.2	%**

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$289,046	$633,253	—	—
Net assets attributable to common shares, end of period (in 000’s)	$190,109	$533,253	$432,741	$390,209
Ratio of net investment income/(loss) to average net assets attributable to common shares	0.39%	(0.09)%	0.42%	0.47	%(g)
Ratio of operating expenses to average net assets attributable to common shares (b)	1.69%	1.45%	1.17%	1.15	%(g)
Ratio of operating expenses to average net assets including liquidation value of preferred shares (b)	1.37%	1.39%	—	—
Portfolio turnover rate†††	41.5%	71.3%	114.8%	142.5%

	Year Ended December 31,			Period Ended
	2008	2007	2006	December 31, 2005(e)

Preferred Shares:
6.625% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$98,937	$100,000	—	—
Total shares outstanding (in 000’s)	3,957	4,000	—	—
Liquidation preference per share	$25.00	$25.00	—	—
Average market value (c)	$24.10	$24.16	—	—
Asset coverage per share	$73.04	$158.31	—	—
Asset coverage	292%	633%	—	—

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices obtained under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the year ended December 31, 2007 and period ended December 31, 2005 would have been 77.7% and 143.3%, respectively. The portfolio turnover rate for the year ended 2006 would have been as shown.

*	Based on net asset value per share at commencement of operations of $19.06 per share.

**	Based on market value per share at initial public offering of $20.00 per share.

(a)	Calculated based upon average common shares outstanding on the record dates throughout the periods.

(b)	The Fund incurred interest expense during December 31, 2008, 2007, and 2006. If Interest expense had not been incurred, the ratio of operating expenses to average net assets attributable to common shares would have been 1.54%, 1.33%, and 1.16%, respectively, and for 2008 and 2007, the ratio of operating expenses to average net assets including liquidation value of preferred shares would have been 1.25% and 1.27%, respectively.

(c)	Based on weekly prices.

(d)	Amount represents less than $0.005 per share.

(e)	The Fund commenced investment operations on March 31, 2005.

(f)	The beginning of period NAV reflects a $0.04 reduction for costs associated with the initial public offering.

(g)	Annualized.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on January 4, 2005, pursuant to an Agreement and Declaration of Trust governed by the laws of the State of Delaware. The Fund commenced investment operations on March 31, 2005. The Fund’s principal office is located at One Corporate Center, Rye, New York, 10580-1422 and its telephone number is (800) 422-3554.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s primary investment objective is to provide a high level of current income. The Fund’s secondary investment objective is to seek capital appreciation consistent with the Fund’s strategy and its primary objective. Under normal market conditions, the Fund will attempt to achieve its objectives by investing at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries. The Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. In addition, the Fund will invest at least 25% of its assets in the equity securities of companies principally engaged in the exploration, production or distribution of natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers. The Fund may invest in the securities of companies located anywhere in the world. Under normal market conditions, the Fund will invest at least 40% of its assets in the securities of issuers located in at least three countries other than the U.S. For this purpose an issuer will be treated as located outside the U.S. if it is either organized or headquartered outside the U.S. and has a substantial portion of its operations or sales outside the U.S. Equity securities may include common stocks, preferred stocks, convertible securities, warrants, depository receipts and equity interests in trusts and other entities. Other Fund investments may include investment companies, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments, debt (including obligations of the U.S. Government) and money market instruments.

As part of its investment strategy, the Fund intends to generate gains through an option strategy of writing (selling) covered call options on equity securities in its portfolio. When the Fund sells a covered call option, it generates gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•	the industry of the issuer of a security;

•	the ability of the Fund to earn possible gains from writing covered call options on such securities;

•	the interest or dividend income generated by the securities;

•	the potential for capital appreciation of the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the number and size of investments of the portfolio as to issuers.

The Investment Adviser’s investment philosophy with respect to selecting investments in the gold industry and the natural resources industries is to emphasize quality and value, as determined by such factors as asset quality, balance sheet leverage, management ability, reserve life, cash flow, and commodity hedging exposure. In addition, in making stock selections, the Investment Adviser looks for securities that it believes may have a superior yield as well as capital gains potential.

Certain Investment Practices

Gold Industry Concentration.  Under normal market conditions the Fund will invest at least 25% of its assets in the equity securities of Gold Companies. “Gold Companies” are those that are principally engaged in the exploration, mining, fabrication, processing, distribution or trading of gold, or the financing, managing, controlling or operating of companies engaged in “gold-related” activities. The Fund’s investments in Gold Companies will generally be in the common equity of Gold Companies, but the Fund may also invest in preferred stocks, securities convertible into common stocks, and securities such as rights and warrants that have common stock characteristics.

In selecting investments in Gold Companies for the Fund, the Investment Adviser focuses on stocks that are undervalued, but which appear to have favorable prospects for growth. Factors considered in this determination include capitalization per ounce of gold production, capitalization per ounce of recoverable reserves, quality of management and ability to create shareholder wealth. Because most of the world’s gold production is outside of the United States, the Fund may have a significant portion of its investments in Gold Companies in securities of foreign issuers, including those located in developed as well as emerging markets. The percentage of Fund assets invested in particular countries or regions will change from time to time based on the Investment Adviser’s judgment. Among other things, the Investment Adviser will consider the economic stability and economic outlook of these countries and regions. See “Risk Factors and Special Considerations—Industry Risks.”

Natural Resources Industries Concentration.  Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. “Natural Resources Companies” are those that are principally engaged in the exploration, production or distribution of energy or natural resources, such as gas, oil, paper, food and agriculture, forestry products, metals and minerals as well as related transportation companies and equipment manufacturers.

Principally engaged, as used in this prospectus, means a company that derives at least 50% of its revenues or earnings or devotes at least 50% of its assets to gold or natural resources related activities, as the case may be.

Covered Calls and Other Option Transactions.  The Fund intends to generate gains through an option strategy which will normally consist of writing (selling) call options on equity securities in its portfolio (“covered calls”), but may, in amounts up to 15% of the Fund’s assets, consist of writing uncovered call options on additional amounts of such securities beyond the amounts held in its portfolio, on other securities not held in its portfolio, on indices comprised of Gold Companies or Natural Resources Companies or on exchange traded funds comprised of such issuers and also may consist of writing put options on securities in its portfolio. Writing a covered call is the selling of an option contract entitling the buyer to purchase an underlying security that the Fund owns, while writing an uncovered call is the selling of such a contract entitling the buyer to purchase a security the Fund does not own or in an amount in excess of the amount the Fund owns. When the Fund sells a call option, it generates gains in the form of the premium paid by the buyer of the call option, but the Fund forgoes the opportunity to participate in any increase in the value of the underlying equity security above the exercise price of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is the reverse of a call option, giving the buyer the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. When the Fund sells a put option, it generates gains in the form of the premium paid by the buyer of the put option, but the Fund will have the obligation to buy the underlying security at the exercise price if the price of the security decreases below the exercise price of the option.

If the Fund has written a call option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing a call option with the same terms as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option, it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option with the same terms as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium it received from writing the option or is more than the premium it paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium it received from writing the option or is less than the premium it paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option with the same terms or in a private transaction. Although the Fund will generally purchase or write options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

When the Fund writes an uncovered call option or put option, it will segregate liquid assets with its custodian in an amount equal to the amount, adjusted daily, by which such option is in the money or will treat the unsegregated amount as borrowings.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing and purchasing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes. See “Risk Factors and Special Considerations — Risks Associated with Covered Calls and Other Options.”

Foreign Securities.  Because many of the world’s Gold Companies and Natural Resources Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities of foreign issuers, which are generally denominated in foreign currencies. See “Risk Factors and Special Considerations—Foreign Securities Risk.”

The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Emerging Markets.  The Fund may invest without limit in securities of emerging market issuers. These securities may be U.S. dollar denominated or non-U.S. dollar denominated, including emerging market country currency denominated. An “emerging market” country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development (the “World Bank”). Emerging market countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand and most countries located in Western Europe.

Registered Investment Companies.  The Fund may invest in registered investment companies in accordance with the 1940 Act, to the extent consistent with the Fund’s investment objectives, including exchange traded funds that concentrate in investments in the gold or natural resources industries. The 1940 Act generally prohibits the Fund from investing more than 5% of its assets in any one other investment company or more than 10% of its assets in all other investment companies. However, many exchange-traded funds are exempt from these limitations.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include, among other things, securities legally restricted as to resale such as commercial paper issued pursuant to Section 4(2) of the Securities Act, 144A securities, written over-the-counter options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be more difficult to sell illiquid securities at an attractive price until such time as such securities may be sold publicly. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Income Securities.  The Fund may invest in other equity securities that are expected to periodically accrue or generate income for their holders such as common and preferred stocks of issuers that have historically paid periodic dividends or otherwise made distributions to stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

In addition, the Fund also may invest in fixed income securities such as convertible securities, bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. Although the Fund may invest in all types of obligations of agencies and instrumentalities of the U.S. government, the Fund currently intends to invest only in obligations of government sponsored instrumentalities that are supported by the “full faith and credit” of the U.S. government.

When Issued, Delayed Delivery Securities and Forward Commitments.  The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales.  The Fund may make short sales as a form of hedging to offset potential declines in long positions in the same or similar securities, including short sales against the box. The short sale of a security is considered a speculative investment technique. At the time of the sale, the Fund will own, or have the immediate and unconditional right to acquire at no additional cost, identical or similar securities or establish a hedge against a security of the same issuer which may involve additional cost, such as an “in the money” warrant.

Short sales “against the box” are subject to special tax rules, one of the effects of which may be to accelerate the recognition of income by the Fund. Other than with respect to short sales against the box, the Fund will limit short sales of securities to not more than 5% of the Fund’s assets. When the Fund makes a short sale, it must deliver the security to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale.

Repurchase Agreements.  Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Convertible Securities.  A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. See “Risk Factors and Special Considerations—Convertible Securities Risk.”

Lower Grade Securities.  The Fund may invest up to 10% of its net assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Ratings Services (“S&P”) or “Caa” by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.”

Generally, such lower grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower grade securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower grade categories is more volatile than that of higher quality securities, and the markets in which such lower grade or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in lower grade securities, the Fund may invest without limit in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including lower grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for lower grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Other Derivative Instruments.  The Fund may also utilize other types of derivative instruments, primarily for hedging or risk management purposes. These instruments include futures, forward contracts, options on such contracts and interest rate, total return and other kinds of swaps. These investment management techniques generally will not be considered senior securities if the Fund establishes in a segregated account cash or other liquid securities equal to the Fund’s obligations in respect of such techniques. For a further description of such derivative instruments, see “Investment Objectives and Policies—Additional Investment Policies” in the SAI.

Leveraging.  As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be additional classes of stock, such as preferred shares, or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceed 300% of the amount of the debt outstanding and exceed 200% of the amount of preferred shares and debt outstanding. The use of leverage magnifies the impact of changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decline in net asset value for each 1% increase or decline in the value of its total assets. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See “Risk Factors and Special Considerations—Leverage Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities. See “Risk Factors and Special Considerations—Special Risks Related to Preferred Securities.”

Temporary Defensive Investments.  Although under normal market conditions the Fund intends to invest at least 80% of its assets in equity securities of companies principally engaged in the gold industry and the natural resources industries, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to applicable law. See “Investment Restrictions” in the SAI. The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objective during temporary defensive periods.

Portfolio Turnover.  The Fund will buy and sell securities to accomplish its investment objectives. The investment policies of the Fund, including its strategy of writing covered call options on securities in its portfolio, is expected to result in portfolio turnover that is higher than that of other investment companies, and is expected to be higher than 100%. For the fiscal periods ended December 31, 2007 and 2008, the portfolio turnover rates were 71.3% and 41.5%, respectively.

Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease in the portion of the Fund’s distributions that is attributable to long-term capital gain.

Interest Rate Transactions

If the Fund borrows money or issues variable rate preferred shares, the Fund may enter into interest rate swap or cap transactions in relation to all or a portion of such borrowings or shares in order to manage the impact on its portfolio of changes in the interest or dividend rate of such borrowings or shares. Through these transactions the Fund may, for example, obtain the equivalent of a fixed rate for such variable rate preferred shares that is lower than the Fund would have to pay if it issued fixed rate preferred shares.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the “counterparty”) periodically a fixed rate payment in exchange for the counterparty agreeing to pay to the fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on its borrowings or variable rate preferred shares. In an interest rate cap, the Fund would pay a premium to the counterparty to the interest rate cap and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from the counterparty payments of the difference based on the notional amount of such cap. Interest rate swap and cap transactions introduce additional risk because the Fund would remain obligated to pay interest or preferred shares dividends when due even if the counterparty defaulted. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at that point in time, such a default could negatively affect the Fund’s ability to make interest payments or dividend payments on the preferred shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the Fund’s ability to make interest payments or dividend payments on the preferred shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, resulting in a decline in the asset coverage for the borrowings or preferred shares. A sudden and dramatic decline in interest rates may result in a significant decline in the asset coverage. If the Fund fails to maintain the required asset coverage on any outstanding preferred shares or fails to comply with other covenants, the Fund may be required to redeem some or all of these shares. Any redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transactions. Early termination of a swap could result in a termination payment by the Fund to the counterparty, while early termination of a cap could result in a termination payment to the Fund.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Industry Risks

Industry Risks.  The Fund’s investments will be concentrated in each of the gold and natural resources industries. Because the Fund is concentrated in these industries, it may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in the gold or natural resources industries would have a larger impact on the Fund than on an investment company that does not concentrate in such industries.

Under normal market conditions the Fund will invest at least 25% of its assets in equity securities of Gold Companies. Equity securities of Gold Companies may experience greater volatility than companies not involved in the gold industry. Investments related to gold are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold. In times of significant inflation or great economic uncertainty, Gold Companies have historically outperformed securities markets generally. However, in times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the value of gold and the prices of equity securities of Gold Companies may be adversely affected, which could in turn affect the Fund’s returns. Some Gold Companies hedge, to varying degrees, their exposure to declines in the price of gold. Such hedging limits a Gold Company’s ability to benefit from future rises in the price of gold. The Investment Adviser’s judgments about trends in the prices of securities of Gold Companies may prove to be incorrect. It is possible that the performance of securities of Gold Companies may lag the performance of other industries or the broader market as a whole.

Under normal market conditions, the Fund will invest at least 25% of its assets in equity securities of Natural Resources Companies. A downturn in the indicated natural resources industries would have a larger impact on the Fund than on an investment company that does not invest significantly in such industries. Such industries can be significantly affected by the supply of and demand for the indicated commodities and related services, exploration and production spending, government regulation, world events and economic conditions. The oil, gas, paper, food and agriculture, forestry products, metals and minerals industries can be significantly affected by events relating to international political developments, the success of exploration projects, commodity prices, and tax and government regulations. The stock prices of Natural Resources Companies may also experience greater price volatility than other types of common stocks. Securities issued by Natural Resources Companies are sensitive to changes in the prices of, and in supply and demand for, the indicated commodities. The value of securities issued by Natural Resources Companies may be affected by changes in overall market movements, changes in interest rates, or factors affecting a particular industry or commodity, such as weather, embargoes, tariffs, policies of commodity cartels and international economic, political and regulatory developments. The Investment Adviser’s judgments about trends in the prices of these securities and commodities may prove to be incorrect. It is possible that the performance of securities of Natural Resources Companies may lag the performance of other industries or the broader market as a whole.

Supply and Demand Risk.  A decrease in the production of or exploitation of, gold, gas, oil, paper, food and agriculture, forestry products, metals or minerals or a decrease in the volume of such commodities available for transportation, mining, processing, storage or distribution may adversely impact the financial performance of the Fund’s investments. Production declines and volume decreases could be caused by various factors, including catastrophic events affecting production, depletion of resources, labor difficulties, environmental proceedings, increased regulations, equipment failures and unexpected maintenance problems, import supply disruption, increased competition from alternative energy sources or commodity prices.

Sustained declines in demand for the indicated commodities could also adversely affect the financial performance of Gold and Natural Resources Companies over the long-term. Factors which could lead to a decline in demand include economic recession or other adverse economic conditions, higher fuel taxes or governmental regulations, increases in fuel economy, consumer shifts to the use of alternative fuel sources, changes in commodity prices, or weather.

Depletion and Exploration Risk.  Many Gold and Natural Resources Companies are either engaged in the production or exploitation of the particular commodities or are engaged in transporting, storing, distributing and processing such commodities. To maintain or increase their revenue level, these companies or their customers need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources, through acquisitions, or through long-term contracts to acquire reserves. The financial performance of Gold and Natural Resources Companies may be adversely affected if they, or the companies to whom they provide products or services, are unable to cost-effectively acquire additional products or reserves sufficient to replace the natural decline.

Regulatory Risk.  Gold Companies and Natural Resources Companies may be subject to extensive government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and in some cases the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them, and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of Gold Companies and Natural Resources Companies.

Commodity Pricing Risk.  The operations and financial performance of Gold and Natural Resources Companies may be directly affected by the prices of the indicated commodities, especially those Gold and Natural Resources Companies for whom the commodities they own are significant assets. Commodity prices fluctuate for several reasons, including changes in market and economic conditions, levels of domestic production, impact of governmental regulation and taxation, the availability of transportation systems and, in the case of oil and gas companies in particular, conservation measures and the impact of weather. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively affect the performance of Gold and Natural Resources Companies which are solely involved in the transportation, processing, storing, distribution or marketing of commodities. Volatility of commodity prices may also make it more difficult for Gold and Natural Resources Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices.

Risks Associated with Covered Calls and Other Option Transactions

There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given covered call option transaction not to achieve its objectives. A decision as to whether, when and how to use covered calls (or other options) involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the exercise price of the call option, but has retained the risk of loss should the price of the underlying security decline, although such loss would be offset in part by the option premium received. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. As the writer of an uncovered call option, the Fund has no risk of loss should the price of the underlying security decline but bears unlimited risk of loss should the price of the underlying security increase above the exercise price until the Fund covers its exposure.

There can be no assurance that a liquid market will exist when the Fund seeks to close out a covered call position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the trading facilities of an exchange or the Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) the relevant exchange could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund’s ability to terminate over-the-counter options may be more limited than with exchange-traded options and may involve the risk that counterparties participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options’ expiration. Additionally, the exercise price of an option may be adjusted downward before the option’s expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund’s capital appreciation potential on the underlying security.

Limitation on Covered Call Writing Risk.  The number of covered call options the Fund can write is limited by the number of shares of common stock the Fund holds. Furthermore, the Fund’s covered options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of covered call options that the Fund may write may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Equity Risk

Investing in the Fund involves equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect economic stake in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distribution.

Foreign Securities Risk

Because many of the world’s Gold Companies and Natural Resources Companies are located outside of the U.S., the Fund may have a significant portion of its investments in securities that are traded in foreign markets and that are not subject to the requirements of the U.S. securities laws, markets and accounting requirements (“Foreign Securities”). Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign Securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad, and it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign Securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of Foreign Securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes Foreign Securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of Foreign Securities.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with Foreign Securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Emerging Markets Risk

The Fund may invest in securities of issuers located or having significant operations in “emerging markets.” An “emerging market” country is any country that is considered to be an emerging or developing country by the World Bank. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; over-dependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices.

Foreign Currency Risk

The Fund expects to invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objectives or the value of certain of its foreign currency denominated investments.

Market Discount Risk

Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Common Stock Risk

Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund will invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Convertible Securities Risk

Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Income Risk

The income shareholders receive from the Fund is expected to be based primarily on income the Fund earns from its investment strategy of writing covered calls and dividends and other distributions received from its investments. If the Fund’s covered call strategy fails to generate sufficient income or the distribution rates or yields of the Fund’s holdings decrease, shareholders’ income from the Fund could decline.

Distribution Risk for Equity Income Portfolio Securities

In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends or other distributions, however, does not guarantee that the issuer will continue to pay dividends or other distributions in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, an issuer may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Special Risks Related to Preferred Securities

There are special risks associated with investing in preferred securities, including:

Deferral.  Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security on which distributions are being deferred by the issuer, the Fund may be required to report income for tax purposes although it has not yet received such deferred distributions.

Non-Cumulative Dividends.  Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination.  Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

Liquidity.  Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. Government securities.

Limited Voting Rights.  Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of Trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights.  In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Interest Rate Risk

Rising interest rates generally adversely affect the financial performance of Gold Companies and Natural Resources Companies by increasing their costs of capital. This may reduce their ability to execute acquisitions or expansion projects in a cost-effective manner.

During periods of declining interest rates, the issuer of a preferred stock or fixed income security may be able to exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may prolong the length of time the security pays a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred stock or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Illiquid Investments

Although the Fund expects that its portfolio will primarily be comprised of liquid securities, the Fund may invest up to 15% of its assets in unregistered securities and otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the securities. Unregistered and illiquid securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act of 1933. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. In addition, the Fund may be unable to sell other illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Investment Companies

The Fund may invest in the securities of other investment companies, including exchange traded funds, to the extent permitted by law. To the extent the Fund invests in the common equity of investment companies, the Fund will bear its ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in the securities of other investment companies. In these circumstances holders of the Fund’s common shares will be in effect subject to duplicative investment expenses.

Special Risks of Derivative Transactions

Participation in the options or futures markets, in currency exchange transactions and in other derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities, foreign currency, interest rate or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, foreign currency, futures contracts and options on futures contracts, securities indices and foreign currencies include:

•	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

•	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

•	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument at any time;

•	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to maintain “cover” or to segregate securities in connection with the hedging techniques; and

•	the creditworthiness of counterparties.

Forward Currency Exchange Contracts.  There is no independent limit on the Fund’s ability to invest in foreign currency exchange contracts. The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract and that the use of forward contracts may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover.

Counterparty Risk.  The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Lower Grade Securities

The Fund may invest up to 10% of its assets in fixed income and convertible securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative, subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

Leverage Risk

The Fund currently uses financial leverage for investment purposes by issuing preferred shares. As of December 31, 2008, the amount of leverage represented approximately 34% of the Fund’s total assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code. See “Taxation.”

•	Preferred Share Risk. The issuance of preferred shares causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of the preferred shares or of losing its ratings on the preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the dividend requirements on the preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares, including the advisory fees on the incremental assets attributable to such shares.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), there can be no assurance that such actions can be effected in time to meet the Code requirements.

•	Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act.

•	Impact on Common Shares. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of −10%, −5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 19% of the Fund’s total assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 6.625%, a management fee at an annual rate of 1.00% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.01% of the Fund’s net assets attributable to common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(14.14)%	(7.96)%	(1.79)%	4.38%	10.56%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

The Fund’s shares are leveraged, and the risks and special considerations related to leverage described in this prospectus apply. Such leveraging of the shares cannot be fully achieved until the proceeds resulting from the use of leverage have been invested in accordance with the Fund’s investment objectives and policies.

Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing.  In the event any additional series of fixed rate preferred shares are issued, prior application will have been made to list such shares on the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation.  Fixed rate preferred shares may trade at a premium to or discount from liquidation preference for a variety of reasons, including changes in interest rates.

Dependence on Key Personnel

The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli. If the Investment Adviser were to lose the services of Mr. Gabelli, it could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Long-Term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income. The Fund is not meant to provide a vehicle for those who wish to exploit short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk

The Fund is subject to management risk because its portfolio will be actively managed. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Portfolio Turnover

The Fund may have a high turnover ratio which may result in higher expenses and lower after-tax return to shareholders than if the Fund had a lower turnover ratio.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Geopolitical Events

As a result of the terrorist attacks on domestic U.S. targets on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares or preferred shares.

Anti-Takeover Provisions

The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares and preferred shares, if any, voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. Should the Fund decide to issue additional series of preferred shares in the future, it may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

MANAGEMENT OF THE FUND

General

The Fund’s Board of Trustees (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board of Trustees decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Fund’s Board of Trustees, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 1.00% of the Fund’s average weekly net assets, with no deduction for the liquidation preference of any outstanding preferred shares. A discussion regarding the basis for the most recent approval of the Investment Advisory Agreement by the Board of Trustees of the Fund is available in the Fund’s annual report to shareholders for the period ending December 31, 2008.

The Investment Adviser

Gabelli Funds, LLC acts as the Fund’s Investment Adviser pursuant to the Investment Advisory Agreement with the Fund. The Investment Adviser is a New York limited liability company with principal offices located at One Corporate Center, Rye, New York 10580-1422. The Investment Adviser was organized in 1999 and is the successor to Gabelli Funds, Inc., which was organized in 1980. As of December 31, 2008, the Investment Adviser acted as registered investment adviser to 25 management investment companies with aggregate net assets of $11.4 billion. The Investment Adviser, together with the other affiliated investment advisers noted below had assets under management totaling approximately $20.7 billion as of December 31, 2008. GAMCO Asset Management Inc., an affiliate of the Investment Adviser, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as a sub adviser to management investment companies having aggregate assets of $8.5 billion under management as of December 31, 2008. Gabelli Securities, Inc., an affiliate of the Investment Adviser, acts as investment adviser for investment partnerships and entities having aggregate assets of approximately $295 million as of December 31, 2008. Gabelli Fixed Income LLC, an affiliate of the Investment Adviser, acts as investment adviser for separate accounts having aggregate assets of approximately $22 million under management as of December 31, 2008. Teton Advisors, Inc., an affiliate of the Investment Adviser, acts as investment manager to the GAMCO Westwood Funds having aggregate assets of approximately $450 million under management as of December 31, 2008.

The Investment Adviser is a wholly-owned subsidiary of GAMCO Investors, Inc., a New York corporation, whose Class A Common Stock is traded on the NYSE under the symbol “GBL.” Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his ownership of a majority of the stock of GGCP, Inc., which owns a majority of the capital stock of GAMCO Investors, Inc.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund that are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, expenses for legal and the Independent Registered Public Accounting Firm’s services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s custodian, charges of the transfer agent and distribution disbursing agent, SEC fees, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Management

As Chairman and Chief Executive Officer of GAMCO Investors, Inc., Mr. Gabelli ultimately has oversight over the investment professionals responsible for the day-to-day management of the Fund. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer—Value Products for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as Portfolio Manager for several funds in the Gabelli fund family and is a director of most of the funds in the family. Mr. Gabelli is also Chairman and Chief Executive Officer of GGCP, Inc., a private company owning the majority of the shares of GAMCO Investors, Inc.

Vincent Hugonnard-Roche serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Fund’s option strategy. Mr. Roche joined GAMCO Investors, Inc. in 2000 as Director of Quantitative Strategies and Head of Risk Management. Prior thereto, Mr. Roche worked at Credit Lyonnais in New York as a proprietary equity analyst focused on Risk Arbitrage.

Caesar M.P. Bryan serves as a Co-Lead Portfolio Manager for the Fund and is primarily responsible for the day-to-day management of the Gold Companies portion of the Fund’s portfolio. Mr. Bryan joined GAMCO Investors, Inc. in 1994 and has been primarily responsible for the day-to-day investment management of the GAMCO Gold Fund, Inc., a registered open-end investment company, since its inception in 1994. Mr. Bryan has been Portfolio Manager of the GAMCO International Growth Fund, Inc., a registered open-end investment company, since 1995 and Co-Portfolio Manager of The GAMCO Global Opportunity Fund, a registered open-end investment company, since 1998. Mr. Bryan is also a Portfolio Manager for The GAMCO Global Growth Fund and The Gabelli Equity Trust Inc.

Barbara G. Marcin is primarily responsible for the day-to-day management of the Natural Resources Companies portion of the Fund’s portfolio.

Ms. Marcin joined GAMCO Investors, Inc. in 1999 to manage larger capitalization value style portfolios. Ms. Marcin currently serves as the Portfolio Manager for The Gabelli Blue Chip Value Fund and The GAMCO Westwood Income Fund, registered open-end investment companies, and as a Portfolio Manager for The Gabelli Dividend & Income Trust, a registered closed-end investment company. Prior thereto, she worked at Citibank Global Asset Management where she was head of value investments and was a member of the Global Investment Policy Committee and co-Chair of the U.S. Equity Policy Committee.

The Statement of Additional Information provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

Non-Resident Trustees

Messrs. d’Urso and van Ekris are not U.S. residents and substantially all of each of their assets may be located outside of the United States. Messrs. d’Urso and van Ekris do not have agents for service of process in the United States. As a result, it may be difficult for U.S. investors to effect service of process upon Messrs. d’Urso or van Ekris within the United States or to realize judgments of courts of the United States predicated upon civil liabilities under the federal securities laws of the United States. In addition, it is not certain that civil liabilities predicated upon the federal securities laws on which a valid judgment of a court in the United States is obtained would be enforceable in the courts of the jurisdictions in which Messrs. d’Urso or van Ekris reside.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with PNC Global Investment Servicing (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations that do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-

Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Gabelli Advisers, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

On April 24, 2008, the Investment Adviser entered into an administrative settlement with the SEC to resolve the SEC’s inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In the settlement, the SEC found that the Investment Adviser had violated Section 206(2) of the Investment Advisers Act, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, agreed, among other things, to pay the previously reserved total of $16 million (including a $5 million penalty), of which at least $11 million will be distributed to shareholders of the Global Growth Fund in accordance with a plan to be developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and the staff of the SEC, and to cease and desist from future violations of the above referenced federal securities laws. The settlement will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denies the allegations and is continuing in his positions with the Investment Adviser and the funds. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

In a separate matter, on January 12, 2009, the SEC issued an administrative action approving a final settlement of a previously disclosed matter with the Investment Adviser involving compliance with Section 19(a) of the 1940 Act and Rule 19a-1 thereunder by two closed-end funds. These provisions require registered investment companies when making a distribution in the nature of a dividend from sources other than net investment income to contemporaneously provide written statements to shareholders that adequately disclose the source or sources of such distribution. While the two closed-end funds sent annual statements and provided other materials containing this information, shareholders did not receive the notices required by Rule 19a-1 with any of the distributions that were made in 2002 and 2003. The Investment Adviser believes that the closed-end funds have been in compliance with Section 19(a) and Rule 19a-1 since the beginning of 2004. As part of the settlement, in which the Investment Adviser neither admits nor denies the findings by the SEC, the Investment Adviser agreed to pay a civil monetary penalty of $450,000 and to cease and desist from causing violations of Section 19(a) and Rule 19a-1. In connection with the settlement, the SEC noted the remedial actions previously undertaken by the Investment Adviser.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefor. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Fund intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and realized short-term capital gains) to common shareholders. The Fund also intends to make annual distributions of its realized capital gains (which is the excess of net long-term capital gains over net short-term capital losses). A portion of the Fund’s distributions on its common shares for 2008 and subsequent periods have included, or have been estimated to include, a return of capital. Any return of capital that is a component of a distribution is not sourced from realized gains of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. The Fund will pay common shareholders at least annually all, or at least 90%, of its investment company taxable income. Various factors will affect the level of the Fund’s income, such as its asset mix and use of option strategies. To permit the Fund to maintain more stable monthly distributions, the Fund may from time to time distribute less than the entire amount of income earned in a particular period, which would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular monthly period may be more or less than the amount of income actually earned by the Fund during that period. However, as the Fund is covered by an exemption from the 1940 Act which allows the Board of Trustees to implement a managed distribution policy, the Board of Trustees in the future may determine to cause the Fund to distribute a fixed percentage of the Fund’s average net asset value or market price per common share over a specified period of time at or about the time of distribution or to distribute a fixed dollar amount. The Board of Trustees has no present intention to implement such a policy. Because the Fund’s distribution policy may be changed by the Board of Trustees at any time and the Fund’s income will fluctuate, there can be no assurance that the Fund will pay dividends or distributions at a particular rate. See “Dividends and Distributions” in the SAI.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by the transfer agent, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by the transfer agent as dividend disbursing agent.

Under the Plan, whenever the market price of the common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash distribution, participants in the Plan will receive newly issued common shares. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the common shares. The valuation date is the distribution payment date or, if that date is not an NYSE trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares purchased by the Plan agent in the open market. If the Fund should declare a distribution payable only in cash, the Plan agent will buy the common shares for such Plan in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan agent will terminate purchases in the open market and instead the Fund will distribute newly issued shares at a per share rate equal to the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the common shares plus estimated brokerage commissions exceeds net asset value.

Participants in the Plan have the option of making additional cash payments to the Plan agent, semi-monthly, for investment in the shares as applicable. Such payments may be made in any amount from $250 to

$10,000. The Plan agent will use all funds received from participants to purchase shares of the Fund in the open market on or about the 1st or 15th of each month. The Plan agent will charge each shareholder who participates $1.00, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that participants send voluntary cash payments to the Plan agent in a manner that ensures that the Plan agent will receive these payments approximately ten days before the investment date. A participant may without charge withdraw a voluntary cash payment by written notice, if the notice is received by the Plan agent at least 48 hours before such payment is to be invested.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan agent in noncertificated form in the name of the participant. A Plan participant may send its share certificates to the Plan agent so that the shares represented by such certificates will be held by the Plan agent in the participant’s shareholder account under the Plan.

In the case of shareholders such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder’s name and held for the account of beneficial owners who participate in the Plan.

The automatic reinvestment of dividends and other distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends or other distributions.

The Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any distribution paid with at least 90 days written notice to the participants in such Plan. The Plan also may be amended or terminated by the Plan agent, with the Fund’s prior written consent, on at least 90 days written notice to the participants in such Plan. All correspondence concerning the Plan should be directed to the transfer agent.

DESCRIPTION OF THE SHARES

The following is a brief description of the terms of the Fund’s shares. This description does not purport to be complete and is qualified by reference to the Fund’s Agreement and Declaration of Trust and its By-Laws. For complete terms of the shares, please refer to the actual terms of such series, which are set forth in the Agreement and Declaration of Trust.

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of January 4, 2005. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares.

Offerings of shares require approval by the Fund’s Board of Trustees. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s common shares are listed on the NYSE under the symbol “GGN.”

The Fund’s net asset value per share will be reduced immediately following the offering of common shares by the amount of the offering expenses paid by the Fund. See “Use of Proceeds.” Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders will vote as a single class to elect the Fund’s Board of Trustees and on additional matters with respect to which the 1940 Act, the Fund’s Declaration of Trust, By-Laws or resolutions adopted by the Trustees provide for a vote of the Fund’s common shareholders. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Book Entry

The common shares sold through this offering will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the transfer agent.

Preferred Shares

Currently, an unlimited number of the Fund’s shares have been classified by the Board of Trustees as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board of Trustees and would materially limit and/or qualify the rights of the holders of the Fund’s common shares.

On October 16, 2007, the Fund completed the placement of $100 million of Preferred Shares consisting of 4 million shares designated as Series A and paying dividends of an annual rate equal to 6.625% of liquidation preference. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on the Preferred Shares are cumulative. The Fund is required by the 1940 Act and by the Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price of $25 per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet the requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rate, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Preferred Shares are listed on the NYSE under the ticker symbol “GGN PrA.”

Upon a liquidation, each holder of the preferred shares will be entitled to receive out of the assets of the Fund available for distribution to shareholders (after payment of claims of the Fund’s creditors but before any distributions with respect to the Fund’s common shares or any other shares of the Fund ranking junior to the preferred shares as to liquidation payments) an amount per share equal to such share’s liquidation preference plus any accumulated but unpaid distributions (whether or not earned or declared, excluding interest thereon) to the date of distribution, and such shareholders shall be entitled to no further participation in any distribution or payment in connection with such liquidation. Each series of the preferred shares will rank on a parity with any other series of preferred shares of the Fund as to the payment of distributions and the distribution of assets upon liquidation, and will be junior to the Fund’s obligations with respect to any outstanding senior securities representing debt. The preferred shares carry one vote per share on all matters on which such shares are entitled to vote. The preferred shares will, upon issuance, be fully paid and nonassessable and will have no preemptive, exchange or conversion rights. The Board of Trustees may by resolution classify or reclassify any authorized but unissued capital shares of the Fund from time to time by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions or terms or conditions of redemption. The Fund will not issue any class of shares senior to the preferred shares.

Rating Agency Guidelines.  Upon issuance, it is expected that the preferred shares will be rated “Aaa” by Moody’s and/or “AAA” by S&P. The Fund expects that it will be required under Moody’s and S&P guidelines to maintain assets having in the aggregate a discounted value at least equal to the Basic Maintenance Amount (as defined below) for its outstanding preferred shares, with respect to the separate guidelines Moody’s and S&P has each established for determining discounted value. To the extent any particular portfolio holding does not satisfy the applicable rating agency’s guidelines, all or a portion of such holding’s value will not be included in the calculation of discounted value (as defined by such rating agency). The Moody’s and S&P guidelines also impose certain diversification requirements and industry concentration limitations on the Fund’s overall portfolio, and apply specified discounts to securities held by the Fund (except certain money market securities). The “Basic Maintenance Amount” is equal to (i) the sum of (a) the aggregate liquidation preference of any preferred shares then outstanding plus (to the extent not included in the liquidation preference of such preferred shares) an amount equal to the aggregate accumulated but unpaid distributions (whether or not earned or declared) in respect of such preferred shares, (b) the total principal of any debt (plus accrued and projected interest), (c) certain Fund expenses and (d) certain other current liabilities (excluding any unmade distributions on the Fund’s common shares) less (ii) the Fund’s (a) cash and (b) assets consisting of indebtedness which (y) mature prior to or on the date of redemption or repurchase of the preferred shares and are U.S. government securities or evidences of indebtedness rated at least “Aaa,” “P-1”, “VMIG-1” or “MIG-1” by Moody’s or “AAA”, “SP-1+” or “A-1+” by S&P, and (z) is held by the Fund for distributions, the redemption or repurchase of preferred shares or the Fund’s liabilities.

If the Fund does not cure in a timely manner a failure to maintain a discounted value of its portfolio equal to the Basic Maintenance Amount in accordance with the requirements of the applicable rating agency or agencies then rating the preferred shares at the request of the Fund, the Fund may, and in certain circumstances will be required to, mandatorily redeem preferred shares, as described below under “—Redemption.”

The Fund may, but is not required to, adopt any modifications to the rating agency guidelines that may hereafter be established by Moody’s and S&P (or such other rating agency then rating the preferred shares at the request of the Fund). Failure to adopt any such modifications, however, may result in a change in the relevant rating agency’s ratings or a withdrawal of such ratings altogether. In addition, any rating agency providing a rating for the preferred shares at the request of the Fund may, at any time, change or withdraw any such rating. The Board of Trustees, without further action by the shareholders, may amend, alter, add to or repeal certain of the definitions and related provisions that have been adopted by the Fund pursuant to the rating agency guidelines if the Board of Trustees determines that such modification is necessary to prevent a reduction in rating of the preferred shares by Moody’s and S&P, as the case may be, is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by Moody’s and S&P (or such other rating agency then rating the preferred shares at the request of the Fund) that such modification would not adversely affect, as the case may be, its then current rating of the preferred shares.

The Board of Trustees may amend the Statement of Preferences definition of “Maximum Rate” (the “maximum rate” as defined below under “—Distributions on the Preferred Shares—Maximum Rate”) to increase the percentage amount by which the applicable reference rate is multiplied or to increase the applicable spread to which the reference rate is added to determine the maximum rate without the vote or consent of the holders of the preferred shares or any other shareholder of the Fund, but only after consultation with the broker-dealers and with confirmation from each applicable rating agency that the Fund could meet applicable rating agency asset coverage tests immediately following any such increase.

As described by Moody’s and S&P, the ratings assigned to the preferred shares are assessments of the capacity and willingness of the Fund to pay the obligations of each of the preferred shares. The ratings on the preferred shares are not recommendations to purchase, hold or sell shares of either series, inasmuch as the ratings do not comment as to market price or suitability for a particular investor. The rating agency guidelines also do not address the likelihood that an owner of preferred shares will be able to sell such shares on an exchange, in an auction or otherwise. The ratings are based on current information furnished to Moody’s and S&P by the Fund and the Investment Adviser and information obtained from other sources. The ratings may be changed, suspended or withdrawn as a result of changes in, or the unavailability of, such information.

The rating agency guidelines will apply to the preferred shares, as the case may be, only so long as such rating agency is rating such shares at the request of the Fund. The Fund will pay fees to Moody’s and S&P for rating the preferred shares.

Asset Maintenance Requirements.  In addition to the requirements summarized under “—Rating Agency Guidelines” above, the Fund must also satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, such debt or preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred stock and debt outstanding.

The Fund will be required under the preferred shares’ Statement of Preferences (the “Statement of Preferences”) to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem the number of preferred shares sufficient to satisfy such asset coverage. See “—Redemption” below.

Distributions.  In connection with the offering of one or more series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate. If such Prospectus Supplement specifies that dividends will be paid at a fixed rate (“Fixed Rate Preferred Shares”), holders of such preferred shares will be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

In the alternative, the Prospectus Supplement may state that the holders of one or more series of the preferred shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period (“Variable Rate Preferred Shares”). The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set out in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on a rate set at an auction, normally held weekly, but not in excess of a maximum rate. Dividend periods generally will be seven days, and the dividend periods generally will begin on the first business day after an auction. In most instances, distributions are also paid weekly, on the business day following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods,” as described below under “—Designation of Special Dividend Periods”.

Distribution Payments.  Except as described below, the dividend payment date for a series of Variable Rate Preferred Shares will be the first business day after the dividend period ends. The dividend payment dates for special dividend periods of more (or less) than seven days will be set out in the notice designating a special dividend period. See “—Designation of Special Dividend Periods” for a discussion of payment dates for a special dividend period.

If a dividend payment date for a series of Variable Rate Preferred Shares is not a business day because the NYSE is closed for business for more than three consecutive business days due to an act of God, natural disaster, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or the dividend payable on such date can not be paid for any such reason, then:

•	the dividend payment date for the affected dividend period will be the next business day on which the Fund and its paying agent, if any, are able to cause the distributions to be paid using their reasonable best efforts;

•	the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and

•	the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

Determination of Dividend Rates.  The Fund computes the distributions per share for a series of Variable Rate Preferred Shares by multiplying the applicable rate determined at the auction by a fraction, the numerator of which normally is the number of days in such dividend period and the denominator of which is 360. This applicable rate is then multiplied by the liquidation preference per share of such series to arrive at the distribution per share.

Maximum Rate.  The dividend rate for a series of Variable Rate Preferred Shares that results from an auction for such shares will not be greater than the applicable “maximum rate.” The maximum rate for any standard dividend period will be the greater of the applicable percentage of the reference rate or the reference rate plus the applicable spread. The reference rate will be the applicable LIBOR Rate (as defined below) for a dividend period of fewer than 365 days or the Treasury Index Rate (as defined below) for a dividend period of 365 days or more. The applicable percentage and the applicable spread will be determined based on the lower of the credit ratings assigned to such series of preferred shares by Moody’s and S&P on the auction date for such period (as set forth in the table below). If Moody’s and/or S&P do not make such rating available, the rate will be determined by reference to equivalent ratings issued by a substitute rating agency. In the case of a special dividend period, (1) the Fund will communicate the maximum applicable rate in a notice of special rate period for such dividend payment period, (2) the applicable percentage and applicable spread will be determined on the date two business days before the first day of such special dividend period and (3) the reference rate will be the applicable LIBOR Rate for a dividend period of fewer than 365 days or the Treasury Index Rate for a dividend period of 365 days or more.

The “LIBOR Rate,” as described in greater detail in the Statement of Preferences, is the applicable London Inter-Bank Offered Rate for deposits in U.S. dollars for the period most closely approximating the applicable dividend period for the preferred shares.

The “Treasury Index Rate,” as described in greater detail in the Statement of Preferences, is the average yield to maturity for certain U.S. Treasury securities having substantially the same length to maturity as the applicable dividend period for the preferred shares.

Credit Ratings		Applicable
Moody’s	S&P	Percentage	Applicable Spread

Aaa	AAA	150%	1.50%
Aa3 to Aa1	AA–to AA+	250%	2.50%
A3 to A1	A–to A+	350%	3.50%
Baa1 or lower	BBB+ or lower	550%	5.50%

Assuming the Fund maintains an “AAA” and “Aaa” rating on the preferred shares, the practical effect of the different methods used to determine the maximum rate is shown in the table below:

			Method Used to
	Maximum Applicable	Maximum Applicable	Determine the
	Rate Using the	Rate Using the	Maximum Applicable
Reference Rate	Applicable Percentage	Applicable Spread	Rate

1%	1.50%	2.50%	Spread
2%	3.00%	3.50%	Spread
3%	4.50%	4.50%	Either
4%	6.00%	5.50%	Percentage
5%	7.50%	6.50%	Percentage
6%	9.00%	7.50%	Percentage

There is no minimum dividend rate in respect of any dividend period.

Effect of Failure to Pay Distributions in a Timely Manner.  If the Fund fails to pay the paying agent the full amount of any distribution or redemption price, as applicable, for a series of variable rate preferred shares in a timely manner, the dividend rate for the dividend period following such a failure to pay (such period referred to as the default period) and any subsequent dividend period for which such default is continuing will be the default rate. In the event that the Fund fully pays all default amounts due during a dividend period, the dividend rate for the remainder of that dividend period will be, as the case may be, the applicable rate (for the first dividend period following a dividend default) or the then maximum rate (for any subsequent dividend period for which such default is continuing).

The default rate is 550% of the applicable LIBOR Rate for a dividend period of 364 days or fewer and 550% of the applicable Treasury Index Rate for a dividend period of longer than 364 days.

Designation of Special Dividend Periods.  The Fund may instruct the auction agent to hold auctions more or less frequently than weekly and may designate dividend periods longer or shorter than one week. The Fund may do this if, for example, the Fund expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the potential benefit of the Fund’s leverage for holders of its common shares. The Fund does not currently expect to hold auctions and pay distributions less frequently than weekly or establish dividend periods longer or shorter than one week. If the Fund designates a special dividend period, changes in interest rates could affect the price received if preferred shares are sold in the secondary market.

Any designation of a special dividend period for a series of Variable Rate Preferred Shares will be effective only if (i) notice thereof has been given as provided for in the governing documents, (ii) any failure to pay in a timely manner to the auction agent the full amount of any distribution on, or the redemption price of, any preferred shares has been cured as provided for in the governing documents, (iii) the auction immediately preceding the special dividend period was not a failed auction, (iv) if the Fund has mailed a notice of redemption with respect to any preferred shares, the Fund has deposited with the paying agent all funds necessary for such redemption and (v) the Fund has confirmed that as of the auction date next preceding the first day of such special dividend period, it has assets with an aggregate discounted value at least equal to the Basic Maintenance Amount, and the Fund has provided notice of such designation and a Basic Maintenance Report to each rating agency then rating the preferred shares at the request of the Fund.

The dividend payment date for any such special dividend period will be set out in the notice designating the special dividend period. In addition, for special dividend periods of at least 91 days, dividend payment dates will occur on the first business day of each calendar month within such dividend period and on the business day following the last day of such dividend period.

Before the Fund designates a special dividend period: (i) at least seven business days (or two business days in the event the duration of the dividend period prior to such special dividend period is less than eight days) and not more than 30 business days before the first day of the proposed special dividend period, the Fund will issue a press release stating its intention to designate a special dividend period and inform the auction agent of the proposed special dividend period by telephonic or other means and confirm it in writing promptly thereafter and (ii) the Fund must inform the auction agent of the proposed special dividend period by 3:00 p.m., New York City time on the second business day before the first day of the proposed special dividend period.

Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends and the distribution of assets upon liquidation), unless:

•	the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common share dividend or distribution;

•	the Fund has redeemed the full number of preferred shares to be redeemed pursuant to any mandatory redemption provision in the Fund’s governing documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “—Rating Agency Guidelines” and “—Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of the preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefor for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any of the Fund’s senior securities representing debt.

Redemption

Mandatory Redemption Relating to Asset Coverage Requirements.  The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•	the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before 60 days, in the case of the Fixed Rate Preferred Shares, or 10 business days, in the case of the Variable Rate Preferred Shares, following such failure; or

•	the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before 10 business days after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Prospectus Supplement accompanying the issuance of such preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus (in the case of Variable Rate Preferred Shares having a dividend period of more than one year) any applicable redemption premium determined by the Board of Trustees and included in the Statement of Preferences.

The number of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the preferred shares. In the event that preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage). In the event that preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage). In addition, as discussed under “—Optional Redemption of the Preferred Shares” below, the Fund generally may redeem Variable Rate Preferred Shares subject to a variable rate, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of its Governing Documents and the 1940 Act, will select the one or more series of preferred shares from which shares will be redeemed and the amount of preferred shares to be redeemed from each such series. If less than all preferred shares of a series are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all the preferred shares held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares.  Fixed Rate Preferred Shares will not be subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Trust may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the initial liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Governing Documents and 1940 Act.

Optional Redemption of Variable Rate Preferred Shares.  The Fund generally may redeem Variable Rate Preferred Shares, if issued, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period during a dividend period of more than seven days. In the case of such preferred shares having a dividend period of one year or less, the redemption price per share will equal the initial liquidation preference plus an amount equal to any accumulated but unpaid distributions thereon (whether or not earned or declared) to the redemption date, and in the case of such Preferred Shares having a dividend period of more than one year, the redemption price per share will equal the initial liquidation preference plus any redemption premium applicable during such dividend period. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Governing Documents and 1940 Act.

Redemption Procedures.  A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days in the case of Variable Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences, as applicable, under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of any preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option.

Liquidation Preference.  In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, the holders of preferred shares will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights.  The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the Trustees at any time two years’ dividends on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (i) adopt any plan of reorganization that would adversely affect the preferred shares, and (ii) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund’s subclassification as a closed-end investment company to an open-end company or changes in its fundamental investment restrictions. As a result of these voting rights, the Fund’s ability to take any such actions may be impeded to the extent that there are any preferred shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law, holders of preferred shares will have equal voting rights with holders of common shares (one vote per share, unless otherwise required by the 1940 Act) and will vote together with holders of common shares as a single class.

The affirmative vote of the holders of a majority of the outstanding preferred shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of preferred shares. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

The foregoing voting provisions will not apply to any preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption.

Book Entry.  Fixed Rate Preferred Shares will initially be held in the name of Cede & Co. as nominee for DTC. The Fund will treat Cede & Co. as the holder of record of preferred shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Fixed Rate Preferred Shares will be deemed the beneficial owners of stock purchased for purposes of dividends, voting and liquidation rights.

Variable Rate Preferred Shares will initially be held by the auction agent as custodian for Cede & Co., in whose name the Variable Rate Preferred Shares will be registered. The Fund will treat Cede & Co. as the holder of record of the Variable Rate Preferred Shares for all purposes.

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of Trustees of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board of Trustees. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See “Management of the Fund—Trustees and Officers” in the SAI. A trustee of the Fund may be removed with or without cause by two-thirds of the remaining Trustees and, without cause, by 66 2/3% of the votes entitled to be cast for the election of such Trustees. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, after completion of the offering, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any other entity;

•	issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

•	the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders; if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund.

However, such vote would not be required when, under certain conditions, the Board of Trustees approves the transaction.

In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Board of Trustees has authority to adopt, amend and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees).

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder.

The Governing Documents of the Fund are on file with the SEC. For the full text of these provisions, see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, to have greater flexibility to make certain types of investments and to use certain investment strategies such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board of Trustees might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce a discount. We cannot guarantee or assure, however, that the Fund’s Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board of Trustees might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund and a separate vote of any outstanding preferred shares. We cannot assure you that the Fund’s common shares will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a non-diversified, closed-end management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The

Board of Trustees has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 7.5% or more (or such other percentage as the Board of Trustees of the Fund may determine from time to time). Although the Board of Trustees has authorized such repurchases, the Fund is not required to repurchase its common shares. The Board of Trustees has not established a limit on the number of shares that could be purchased during such period. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

NET ASSET VALUE

For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices, or, if there were no asked prices quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Investment Adviser.

Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board of Trustees if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Board of Trustees determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued by or under the direction of the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service approved by the Board of Trustees. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value under procedures established by and under the general supervision and responsibility of the Fund’s Board of Trustees.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Fund may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings.  The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders cannot purchase or sell shares, currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and the purchase, ownership and disposition of the Fund’s shares. A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person and that you hold your shares as capital assets. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder and judicial and administrative authorities, all of which are subject to change or differing interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund).

The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified, and intends to continue to qualify annually, as a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things, meet the following requirements regarding the source of its income and the diversification of its assets:

(i) The Fund must derive in each taxable year at least 90% of its gross income from the following sources, which are referred to herein as “Qualifying Income”: (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) interests in publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”).

(ii) The Fund must diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the market value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

Income from the Fund’s investments in grantor trusts and equity interest of MLPs that are not Qualified Publicly Traded Partnerships (if any) will be Qualifying Income to the extent it is attributable to items of income of such trust or MLP that would be Qualifying Income if earned directly by the Fund.

The Fund’s investments in partnerships, including in Qualified Publicly Traded Partnerships, may result in the Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders, provided that it distributes each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net long-term capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90% of the Fund’s net tax-exempt interest income (the excess of its gross tax-exempt interest over certain disallowed deductions). The Fund intends to distribute substantially all of such income at least annually. The Fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders.

The Code imposes a 4% nondeductible excise tax on the Fund to the extent the Fund does not distribute by the end of any calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gain or loss) for the calendar year and (ii) 98% of its capital gain in excess of its capital loss (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year). In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While the Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund’s taxable income and capital gain will be distributed to entirely avoid the imposition of the excise tax. In that event, the Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

Distributions paid to you by the Fund from its net realized long-term capital gains, if any, that the Fund designates as capital gains dividends (“capital gain dividends”) are taxable as long-term capital gains, regardless of how long you have held your common shares. All other dividends paid to you by the Fund (including dividends from short-term capital gains) from its current or accumulated earnings and profits (“ordinary income dividends”) are generally subject to tax as ordinary income.

Special rules apply, however, to ordinary income dividends paid to individuals with respect to taxable years beginning on or before December 31, 2010. If you are an individual, any such ordinary income dividend that you receive from the Fund generally will be eligible for taxation at the Federal rates applicable to long-term capital gains (currently at a maximum rate of 15%) to the extent that (i) the ordinary income dividend is attributable to “qualified dividend income” (i.e., generally dividends paid by U.S. corporations and certain foreign corporations) received by the Fund, (ii) the Fund satisfies certain holding period and other requirements with respect to the stock on which such qualified dividend income was paid and (iii) you satisfy certain holding period and other requirements with respect to your common shares. There can be no assurance as to what portion of the Fund’s ordinary income dividends will constitute qualified dividend income.

Any distributions you receive that are in excess of the Fund’s current or accumulated earnings and profits will be treated as a tax-free return of capital to the extent of your adjusted tax basis in your common shares, and thereafter as capital gain from the sale of common shares. The amount of any Fund distribution that is treated as a tax-free return of capital will reduce your adjusted tax basis in your common shares, thereby increasing your potential gain or reducing your potential loss on any subsequent sale or other disposition of your common shares.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional common shares of the Fund. Dividends and other distributions paid by the Fund are generally treated under the Code as received by you at the time the dividend or distribution is made. If, however, the Fund pays you a dividend in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The Fund will send you information after the end of each year setting forth the amount and tax status of any distributions paid to you by the Fund.

The sale or other disposition of common shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if you have held such common shares for more than one year at the time of sale. Any loss upon the sale or exchange of common shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you with respect to such common shares. Any loss you realize on a sale or exchange of common shares will be disallowed if you acquire other common shares (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the common shares. In such case, your tax basis in the common shares acquired will be adjusted to reflect the disallowed loss.

The Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund (or its agent) with their correct taxpayer identification number (in the case of individuals, generally, their social security number) or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Mellon, located at 135 Santilli Highway, Everett, Massachusetts 02149, serves as the Custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee paid by the Fund based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions and out-of-pocket expenses.

American Stock Transfer, located at 59 Maiden Lane, New York, New York 10038, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar for the common shares of the Fund.

PLAN OF DISTRIBUTION

We may sell the shares, being offered hereby in one or more of the following ways from time to time:

•	to underwriters or dealers for resale to the public or to institutional investors;

•	directly to institutional investors;

•	directly to a limited number of purchasers or to a single purchaser;

•	through agents to the public or to institutional investors; or

•	through a combination of any of these methods of sale.

The prospectus supplement with respect to each series of securities will state the terms of the offering of the securities, including:

•	the offering terms, including the name or names of any underwriters, dealers or agents;

•	the purchase price of the securities and the net proceeds to be received by us from the sale;

•	any underwriting discounts or agency fees and other items constituting underwriters’ or agents’ compensation;

•	any initial public offering price;

•	any discounts or concessions allowed or reallowed or paid to dealers; and

•	any securities exchange on which the securities may be listed.

If we use underwriters or dealers in the sale, the securities will be acquired by the underwriters or dealers for their own account and may be resold from time to time in one or more transactions, including;

•	negotiated transactions;

•	at a fixed public offering price or prices, which may be changed;

•	at market prices prevailing at the time of sale;

•	at prices related to prevailing market prices; or

•	at negotiated prices.

Any initial public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

If indicated in an applicable prospectus supplement, we may sell the securities through agents from time to time. The applicable prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment. We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the applicable prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The delayed delivery contracts will be subject only to those conditions set forth in the applicable prospectus supplement, and the applicable prospectus supplement will set forth any commissions we pay for solicitation of these delayed delivery contracts.

Offered securities may also be offered and sold, if so indicated in the applicable prospectus supplement, in connection with a remarketing upon their purchase, in accordance with a redemption or repayment pursuant to their terms, or otherwise, by one or more remarketing firms, acting as principals for their own accounts or as agents for us. Any remarketing firm will be identified and the terms of its agreements, if any, with us and its compensation will be described in the applicable prospectus supplement.

Agents, underwriters and other third parties described above may be entitled to indemnification by us against certain civil liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, underwriters and such other third parties may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

Each series of securities will be a new issue of securities and will have no established trading market other than our common shares and Preferred Shares, which are listed on the NYSE. Any common shares sold will be listed on NYSE, upon official notice of issuance. The securities, other than the common shares, may or may not be listed on a national securities exchange. Any underwriters to whom securities are sold by us for public offering and sale may make a market in the securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund in connection with the offering of the Fund’s shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the independent registered public accounting firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The common shares are listed on the NYSE under the symbol “GGN.” The Preferred Shares are listed on the NYSE under the symbol “GGN PrA.” Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE, 11 Wall Street, New York, New York, 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933 and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the common shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund, the Investment Adviser, and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of April 3, 2009, has been filed with the SEC and is incorporated by reference in this prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus in connection with the offer contained herein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Adviser or the underwriters. Neither the delivery of this Prospectus nor any sale made hereunder will, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities other than the securities to which it relates. This Prospectus does not constitute an offer to sell or the solicitation of an offer to buy such securities in any circumstance in which such an offer or solicitation is unlawful.

$350,000,000

Common Shares of Beneficial Interest
Preferred Shares of Beneficial Interest

PROSPECTUS

April 3, 2009

Up to 450,000 Common Shares of Beneficial Interest

PROSPECTUS SUPPLEMENT

June 26, 2009